UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

BUNGE LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-16625 (Commission File Number)	98-0231912 (IRS Employer Identification No.)

1391 Timberlake Manor Parkway Chesterfield, MO (Address of Principal Executive Offices)	63017 (Zip Code)

(314) 292-2000 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 13, 2023, Bunge Limited (the “Company” or “Bunge”) distributed the following materials in connection with the Company’s entrance into an agreement to combine with Viterra Limited, copies of which are attached hereto as Exhibits 99.1 through 99.10 and are incorporated herein by reference:

●	Press Release (Exhibit 99.1)

●	Investor Call Transcript (Exhibit 99.2)

●	Customer Communications (Exhibit 99.3)

●	Employee Letter (Exhibit 99.4)

●	Trade Association Communications (Exhibit 99.5)

●	Farmer Communications (Exhibit 99.6)

●	Social Media Post (Exhibit 99.7)

●	Infographic (Exhibit 99.8)

●	Internal Portal Story (Exhibit 99.9)

●	Investor Presentation (Exhibit 99.10)

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, (1) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to issue common shares, par value $0.01 per share, of Bunge in connection with the Acquisition, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Acquisition; (2) the risk that the Business Combination Agreement may be terminated in circumstances requiring Bunge to pay a termination fee; (3) the risk that the Acquisition disrupts Bunge’s current business and financing plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Acquisition on Bunge’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Acquisition on Bunge’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Acquisition; (7) the risk that Bunge’s stock price may decline significantly if the Acquisition is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Acquisition and instituted against Bunge and others; (9) the risk that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; (10) other factors that could affect Bunge’s business such as, without limitations, the effects of weather conditions and the impact of crop and animal disease on Bunge’s business, the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions, changes in government policies and laws affecting Bunge’s business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation, the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that Bunge sells and uses in its business, fluctuations in energy and freight costs and competitive developments in its industries, and operational risks, including industrial accidents, natural disasters, pandemics or epidemics and cybersecurity incidents; and (11) other risks to consummation of the proposed Acquisition.

These risks and uncertainties also include such additional risk factors as are discussed in Bunge’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its subsequent filings and quarterly reports. Bunge cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Bunge undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Additional Information about the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Bunge, Viterra and the Sellers parties thereto. A meeting of the shareholders of Bunge will be announced as promptly as practicable to seek shareholder approval in connection with the proposed transaction. Bunge expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of Bunge and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF BUNGE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUNGE AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Bunge with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Bunge and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Bunge’s shareholders in connection with the proposed transaction will be set forth in Bunge’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by Bunge’s shareholders. You may also find additional information about Bunge’s directors and executive officers in Bunge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, Bunge’s Definitive Proxy Statement for its 2023 annual meeting of shareholders, which was filed with the SEC on March 31, 2023 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release

99.2	Investor Call Transcript

99.3	Customer Communications

99.4	Employee Letter

99.5	Trade Association Communications

99.6	Farmer Communications

99.7	Social Media Post

99.8	Infographic

99.9	Internal Portal Story

99.10	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE LIMITED

Date: June 13, 2023	By:	/s/ Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary